UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of principal executive offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

On July 31, 2006, Multi-Fineline Electronix (Suzhou) Co., Ltd. (“MFC1”), a subsidiary of Multi-Fineline Electronix, Inc. (the “Company”), entered into a Comprehensive Credit Line Agreement (the “MFC1 Credit Line”) with Shanghai Pudong Development Bank Suzhou Branch (“SPDB”), providing for a line of credit to MFC1 in an amount of $10,000,000, and Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. (“MFC2”), also a subsidiary of the Company, entered into a Comprehensive Credit Line Agreement (the “MFC2 Credit Line”) with SPDB, providing for a line of credit to MFC2 in an amount of $10,000,000. Each of the MFC1 and MFC2 Credit Lines will mature on July 31, 2007 and bear interest at LIBOR (5.69% at June 30, 2006) plus 0.75%. SPDB will have the right to accelerate the Company’s obligations under the MFC1 and MFC2 Credit Lines in the event the Company defaults under either agreement. MFC1 and MFC2 also entered into Collaboration Agreements (the “MFC1 Collaboration Agreement” and “MFC2 Collaboration Agreement”) with SPDB, which set forth the material terms of the MFC1 Credit Line and the MFC2 Credit Line. A copy of each of the MFC1 Credit Line, MFC2 Credit Line, MFC1 Collaboration Agreement and MFC2 Collaboration Agreement are attached hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.27	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006.

10.28	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006.

10.29	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006.

10.30	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 3, 2006	MULTI-FINELINE ELECTRONIX, INC.

	By:	/s/ Philip A. Harding
Philip A. Harding
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.27	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006

10.28	Comprehensive Credit Line Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006

10.29	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006

10.30	Collaboration Agreement by and between Multi-Fineline Electronix (Suzhou No. 2) Co. Ltd. and Shanghai Pudong Development Bank Suzhou Branch dated July 31, 2006

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